Cash and Cash Equivalents	9 Months Ended
Nov. 26, 2022
Cash and Cash Equivalents [Abstract]
Cash and Cash Equivalents
5)	CASH AND CASH EQUIVALENTS
The Company considers all highly liquid instruments purchased with original maturities of three months or less to be cash equivalents. Included in cash and cash equivalents are credit and debit card receivables from banks, which typically settle within five business days, of $86.3 million and $47.9 million as of November 26, 2022 and February 26, 2022, respectively.
Short-term restricted cash was $57.1 million as of November 26, 2022 and is included in prepaid expenses and other current assets on the consolidated balance sheet. The Company did not have any short-term restricted cash as of February 26, 2022. Long-term restricted cash of $15.1 million and $31.4 million as of November 26, 2022 and February 26, 2022, respectively, is included in other long-term assets on the consolidated balance sheet.